Interest Rate Swap Transaction

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

JPMORGAN CHASE BANK, N.A.

("JPMorgan")

and

WELLS FARGO BANK, N.A. not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust for the J.P. Morgan Alternative Loan Trust 2007-S1

 (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of May 30, 2007, as amended and supplemented from time to time (the "Agreement"), between JPMORGAN CHASE BANK, N.A. ("JPMorgan") and WELLS FARGO BANK, N.A. not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust for the J.P. Morgan Alternative Loan Trust 2007-S1 (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:

A. TRANSACTION DETAILS

JPMorgan Deal Number(s):	6900036920006 / 0085013602

Notional Amount:	Per attached schedule in Exhibit A

Trade Date:	May 09, 2007

Effective Date:	May 31, 2007

Termination Date:	May 25, 2015 subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Period End Dates:	The 25th of each month in each year commencing with June 25, 2007 to and including the Termination Date, subject to no adjustment
Fixed Rate Payer Payment Dates:	The Fixed Rate Payer Period End Date, subject to adjustment in accordance with the Following Business Day Convention

Fixed Rate:	5.0375 percent

Fixed Rate Day Count Fraction:	30/360

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	JPMorgan

Floating Rate Payer Period End Dates:

The 25th of each month in each year commencing with June 25, 2007 to and including the Termination Date, subject to no adjustment

Floating Rate for initial Calculation Period: Floating Rate Payer Payment Dates: Floating Rate Option:	5.32 percent Two (2) Business days preceding each Floating Rate Payer Period End Date. USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	JPMorgan, unless otherwise stated in the Agreement.

B. ACCOUNT DETAILS
Payments to JPMorgan in USD:	JPMORGAN CHASE BANK NA
JPMORGAN CHASE BANK NA
BIC: CHASUS33XXX
ABA: 021000021
AC No: 099997979
Ref: #6900036920006 / 0085013602 JPALT 2007-S1
Payments to Counterparty in USD:	Wells Fargo Bank, NA For Credit to: SAS Clearing ABA #: 121-000-248 Acct #: 3970771416 Acct Name: SAS Clearing FFC: JPALT 2007-S1 Swap Account #53148902

C. OFFICES

JPMorgan:	NEW YORK

Counterparty:	MARYLAND

D. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction. Wells Fargo Bank, N.A. is acting not in its individual capacity but solely as Swap Trustee and has been directed to enter into the transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

E. SUPPLEMENTAL TRUSTEE CAPACITY

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by WELLS FARGO BANK, N.A. not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust for the J.P. Morgan Alternative Loan Trust 2007-S1, Mortgage Pass-Through Certificates, Series 2007-S1 under the Pooling and Servicing Agreement, dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), among J.P. Morgan Acceptance Corporation I, as depositor, J.P. Morgan Mortgage Acquisition Corp., as seller, U.S. Bank National Association, as trustee, Wells Fargo Bank, N.A., as master servicer and securities administrator, in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of the Counterparty.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 6900036920006 / 0085013602

JPMorgan Chase Bank, N.A.

/s/ Jack Cunha

Name:	Jack Cunha

Title:	Associate

Accepted and confirmed as of the date first written:
WELLS FARGO BANK, N.A. not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust for the J.P. Morgan Alternative Loan Trust 2007-S1

/s/ Martin Reed

Name:	Martin Reed

Title:	Vice President

Your reference number:

Exhibit A

Period Start	Period End	Notional
05/31/07	06/25/07	335,743,000.00
06/25/07	07/25/07	331,085,347.79
07/25/07	08/25/07	326,090,427.66
08/25/07	09/25/07	320,770,293.83
09/25/07	10/25/07	315,148,411.71
10/25/07	11/25/07	309,248,964.41
11/25/07	12/25/07	303,103,375.41
12/25/07	01/25/08	296,731,896.05
01/25/08	02/25/08	290,164,235.33
02/25/08	03/25/08	283,454,154.93
03/25/08	04/25/08	276,692,487.99
04/25/08	05/25/08	269,962,733.92
05/25/08	06/25/08	263,390,189.03
06/25/08	07/25/08	256,975,654.38
07/25/08	08/25/08	250,715,345.53
08/25/08	09/25/08	244,605,568.39
09/25/08	10/25/08	238,642,717.13
10/25/08	11/25/08	232,823,272.05
11/25/08	12/25/08	227,143,797.53
12/25/08	01/25/09	221,600,940.01
01/25/09	02/25/09	216,191,426.07
02/25/09	03/25/09	210,912,060.47
03/25/09	04/25/09	205,759,868.11
04/25/09	05/25/09	200,731,654.96
05/25/09	06/25/09	195,824,449.57
06/25/09	07/25/09	191,035,351.54
07/25/09	08/25/09	186,361,529.75
08/25/09	09/25/09	181,800,220.75
09/25/09	10/25/09	177,348,727.14
10/25/09	11/25/09	173,004,416.00
11/25/09	12/25/09	168,764,717.33
12/25/09	01/25/10	164,627,122.57
01/25/10	02/25/10	160,589,183.13
02/25/10	03/25/10	156,648,508.96
03/25/10	04/25/10	152,802,767.14
04/25/10	05/25/10	149,049,680.56
05/25/10	06/25/10	145,387,026.51
06/25/10	07/25/10	142,113,174.61
07/25/10	08/25/10	138,662,158.14
08/25/10	09/25/10	135,257,990.81
09/25/10	10/25/10	131,935,884.26
10/25/10	11/25/10	128,693,869.17
11/25/10	12/25/10	125,530,023.34
12/25/10	01/25/11	122,442,470.52
01/25/11	02/25/11	119,429,379.38
02/25/11	03/25/11	116,488,962.38
03/25/11	04/25/11	113,619,474.76
04/25/11	05/25/11	110,819,213.48
05/25/11	06/25/11	108,086,441.19
06/25/11	07/25/11	105,419,613.53
07/25/11	08/25/11	102,817,146.75
08/25/11	09/25/11	100,277,494.99
09/25/11	10/25/11	97,799,149.40
10/25/11	11/25/11	95,379,417.82
11/25/11	12/25/11	93,018,133.26
12/25/11	01/25/12	90,713,891.01
01/25/12	02/25/12	88,465,055.93
02/25/12	03/25/12	86,268,988.66
03/25/12	04/25/12	84,123,420.89
04/25/12	05/25/12	82,026,694.73
05/25/12	06/25/12	79,980,786.42
06/25/12	07/25/12	77,984,471.49
07/25/12	08/25/12	76,036,554.85
08/25/12	09/25/12	74,135,870.10
09/25/12	10/25/12	72,281,278.82
10/25/12	11/25/12	70,471,669.89
11/25/12	12/25/12	68,705,958.88
12/25/12	01/25/13	66,983,087.39
01/25/13	02/25/13	65,302,022.41
02/25/13	03/25/13	63,661,755.72
03/25/13	04/25/13	62,061,303.34
04/25/13	05/25/13	60,499,704.88
05/25/13	06/25/13	58,976,023.02
06/25/13	07/25/13	57,489,342.96
07/25/13	08/25/13	56,038,771.86
08/25/13	09/25/13	54,623,438.32
09/25/13	10/25/13	53,242,491.87
10/25/13	11/25/13	51,895,102.48
11/25/13	12/25/13	50,580,460.04
12/25/13	01/25/14	49,297,773.94
01/25/14	02/25/14	48,046,272.52
02/25/14	03/25/14	46,825,202.70
03/25/14	04/25/14	45,633,829.47
04/25/14	05/25/14	44,471,462.06
05/25/14	06/25/14	43,337,372.72
06/25/14	07/25/14	42,230,878.22
07/25/14	08/25/14	41,151,311.77
08/25/14	09/25/14	40,098,022.59
09/25/14	10/25/14	39,070,375.56
10/25/14	11/25/14	38,067,750.83
11/25/14	12/25/14	37,089,543.46
12/25/14	01/25/15	36,135,163.05
01/25/15	02/25/15	35,203,399.66
02/25/15	03/25/15	34,294,351.70
03/25/15	04/25/15	33,407,469.50
04/25/15	05/25/15	32,542,216.64

Client Service Group

All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts
JPMorgan Contact	Telephone Number

Client Service Group	(001) 3026344960

Group E-mail address:
Facsimile:	(001) 8888033606
Telex:
Cable:

Please quote the JPMorgan deal number(s): 6900036920006 / 0085013602